The New Kraft Foods Group CAGE Conference March 20, 2013 Exhibit 99.1

2 Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “plan,” “drive,” “make,” “grow,” “focus,”
“expect,” “will,” “execute” and similar expressions are intended to identify the forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, progress, mission and plans including its integrated business planning, employees and sales incentive program, productivity, overheads, innovation, marketing and advertising, guidance, including organic net revenue, operating income, EPS and dividends, liquidity, pension funding, Restructuring Program and cash flow. These forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Kraft’s control, and important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition; continued consumer weakness and weakness in economic conditions; Kraft’s ability to differentiate its products from retailer and economy brands; Kraft’s ability to maintain its reputation and brand image;
continued volatility and increases in commodity and other input costs; pricing actions; increased costs of sales; regulatory or legal changes, restrictions or actions; unanticipated expenses and business disruptions; product recalls and product liability claims; unexpected safety or manufacturing issues; Kraft’s indebtedness and its ability to pay its indebtedness;
Kraft’s inability to protect its intellectual property rights; tax law changes; Kraft’s ability to achieve the benefits it expects to achieve from the spin-off and to do so in a timely and cost-effective manner; and its lack of operating history as an independent, publicly traded company. For additional information on these and other factors that could affect Kraft’s forward-
looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the SEC, including its Registration Statement on Form 10. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Tony Vernon Chief Executive Officer

JELL-O
Oscar Mayer
PLANTERS
PHILADELPHIA
Kraft
Lunchables
Velveeta
CAPRI SUN
Maxwell House
Stove Top
KRAFT Singles
A1 STEAK SAUCE
Cheez Whiz
ATHENOS
Boca
Jet-Puffed
MAYO
KRAFT macaroni & cheese
GEVALIA
claussen
Miracle Whip
MiO
Cracker Barrel
Crystal Light
Kool-Aid
Yuban
TACO BELL Home Originals
TASSIMO
CORN NUTS
Cool Whip
Breakstone's
KRAFT DELI DELUXE Slices
SHAKE 'N BAKE
GREY POUPON
Maxwell House INTERNATIONAL
COUNTRY TIME LEMONADE
Knudsen
Baker's
simply KRAFT

This is Kraft Foods Group

5 Kraft Foods Group, Inc.
We Have The Best Sandbox in Our Industry
•
$18 billion annual food and beverage sales, and growing
– Focused on the most profitable market in the world
– Household penetration 98% in U.S., 99% in Canada
•
The best portfolio of food and beverage brands
– 9 brands >$500MM = 70% of 2012 net revenue
– 29 brands >$100MM = 90% of 2012 net revenue
– Average 2x the share of the nearest branded competitor
•
Tremendous opportunity to make each brand and franchise
more contemporary and the lowest cost producer
Source: Kraft Foods Group, Nielsen

THE

Profitable Top-Line Growth + Consistent Bottom-Line Growth + Superior Dividend Payout

THE

6 Kraft Foods Group, Inc. Make Kraft North American Food & Beverage Company Our Mission Best Investment in the Industry

7 Kraft Foods Group, Inc. Our Plan

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

8 Kraft Foods Group, Inc.
Making Progress
•
Actively recruiting top talent
•
Populating Kraft University curriculum
•
20/70/10 performance management in place for 2013
•
Expanding stock ownership across employee base
•
Early retirement program just announced

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

9 Kraft Foods Group, Inc.
Making Progress
•
Rolling out Integrated Business Planning
–
Focusing Business Units, Sales, Supply Chain on ONE number
–
Piloted in U.S. Cheese in May 2012
–
Executing staged rollout to rest of business units this year
Keys
to Success
Product
Management
Demand
Management
Supply
Management
© Oliver Wight

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

Kraft

10 Kraft Foods Group, Inc.
Making Progress
•
Rolling out Integrated Business Planning
•
Changing sales incentive program
•
Increasing focus on cash KPI’s
–
Pushing FCF and ROIC metrics to business unit and category
manager score cards
–
Embedding into compensation metrics in 2014

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

26.5%
18.6%
28.9%
18.4%

11 Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
Low
Income
Middle
Income
High
Income
54.9%
2009
Low
Income
Middle
Income
High
Income
52.7%
2012
Source: Kraft Foods Group, Nielsen Homescan Panel, 2009 & 2012

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

12 Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
Consumer Customer Competition
•
Gravitating to value and
premium; the middle is
being squeezed
•
Prefer healthier offerings
•
At home cooking and
bolder flavors growing
•
Latina and Boomers are
fastest growing segments
•
Traditional grocers hurt by
retailers targeting ends of
bar-belled consumer base
•
Looking to us to drive
category growth,
innovation, product
differentiation
•
Encouraging competition to
enter our categories
•
Several years of Retailer
Brand share increases due
to value differentiation and
quality improvements
•
Branded competition
aggressively entering our
higher-margin categories

Ready-to-Drink Beverages
good
better
best
Kool-Aid
Turkey
Velveeta Slices
Maxwell House
cheesiest
Capri-Sun
Deli Fresh
Singles
American
GEVALIA
Velveeta
Capri Sun
SUPER V
Carving Board
Cracker Barrel
DELI DELUXE
TASSIMO
Velveeta
CHEESY SKILLETS
Kraft

13 Kraft Foods Group, Inc.
Good-Better-Best
$1.79
$2.49
$2.99
Cold Cuts Cold Cuts
$1.99
$2.99
$3.79
Coffee Coffee
$0.04-$0.06
*
$0.09-$0.15
*
$0.60-$1.00
*
Sandwich Sandwich
Cheese Cheese
$1.99
$2.99
$3.99
Convenient Convenient
Meals Meals
$0.99
$1.99
$3.49
*per serving *per serving

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

14%
12%
10%
8%
6%
4%
2%
0%
6.5%
7.8%
10.4%
13.0%
2009
2010
2011
2012E*

14 Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
•
Driving gains through bigger, better innovation
Net revenue from new product innovation over last 3 years
Source: U.S. Nielsen Consumption - 3 - Outlet (2009-2011) and All Outlet-xAOC (2012), *2012 Estimate

15 Kraft Foods Group, Inc.
Real Resource Distortion
Kraft Innovation Profile – 2010 to 2012
Source: Kraft Financial Shipment data, 3 year rolling average;  1  2012 Estimate;   Tiers are based on criteria for initiative size, investment, pipeline and margin
2010 2011 2012
1
% NP A&C Spending
% NP Revenue

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

YouTube

Kraft

16 Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
•
Driving gains through bigger, better innovation
•
Increasing share of voice behind world-class marketing
–
Advertising to net revenue 3.5% in 2012 vs 2.9% in 2011
http://www.youtube.com/watch?v=hJvX_m0Xqls

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

1.5%
2.8%
At least 2.5%
2011
2012
2013+E

17 Kraft Foods Group, Inc. Making Progress • Driving industry-leading productivity Net Productivity as a % of COGS

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

12.3%
8.7%
~8%
2010 Kraft Foods North America
2012 Kraft Foods Group
Best-in-Class

Kraft

18 Kraft Foods Group, Inc. Making Progress • Driving industry-leading productivity • Redefining lowest-cost overheads Overhead as a % of Net Revenue

19 Kraft Foods Group, Inc. Turbocharge Our Iconic Brands Make Our People Our Competitive Edge Our Plan

20 Kraft Foods Group, Inc.
Our long-term growth algorithm
Metric Long-Term Target
Organic Revenue
Operating Income
EPS
Dividends
Profitable growth at or above market growth
1
Consistent mid-single-digit growth
Consistent mid-to-high, single-digit growth
Consistent mid-single-digit growth
(1)
Market defined as the North American Food & Beverage market

Includes:
~$600MM Pension Funding
~$125MM Fifth Tax Payment
~$150MM Restructuring
$1.3 B
~$1.0 B
~($1.2) B
~$1.1 B
FYE 2012E Cash and Cash Equivalents
2013E Free Cash Flow(1)
Annual Dividends @ $2.00/Share
FYE 2013E Cash and Cash Equivalents

21 Kraft Foods Group, Inc. Liquidity and Cash Flow are Strong (1) Free Cash Flow = Cash Flow from Operations (~$1.7 billion) less Capital Expenditures (~$0.7 billion)

22 Kraft Foods Group, Inc. Priorities for Free Cash Flow Reinvest in the business Acquisitions that quickly achieve EPS accretion and an IRR > risk-adjusted hurdle rate Share repurchase

THE

Profitable Top-Line Growth + Consistent Bottom-Line Growth + Superior Dividend Payout

THE

23 Kraft Foods Group, Inc. Our Mission Make Kraft North American Food & Beverage Company Best Investment in the Industry